Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Michel C. Cadieux
Richard J. Christensen
Mark E. de Vere White
Thomas L. Deitrich
Dennis A. Faerber
Sarah E. Hlavinka
Joan S. Hooper
Robert G. Hrivnak
Charles E. McAtee
Philip C. Mezey
Sharelynn F. Moore
Simon W. Pontin
Aravind K. Yarlagadda